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                                                                   Exhibit 10.21

                           SECOND AMENDMENT AGREEMENT

     This Second Amendment Agreement (the "Agreement") is executed and entered into on May 19, 1997 by and among Monitronics International, Inc., a Texas corporation (the "Company"), and the holders (the "Security Holders") of certain obligations and securities of the Company whose names appear on the signature pages to this Agreement.

                                    RECITALS:

     WHEREAS, the Company and certain of the Security Holders are parties to the following agreements (collectively, the "Existing Agreements"): (i) Preferred Stock Subordination Agreement, dated as of May 10, 1996, as amended by that certain Amendment Agreement dated as of November 22, 1996 by and among the Company and certain of the Security Holders (the "First Amendment Agreement") (as so amended, the "Preferred Subordination Agreement"), by and among the Company, Capital Resource Lenders II, L.P., a Delaware limited partnership ("CRL II"), Austin Ventures Ill-A, L.P., a Delaware limited partnership ("Austin Ill-A"), and Austin Ventures Ill-B, L.P., a Delaware limited partnership ("Austin Ill-B" and together with Austin Ill-A "Austin Ventures"); (ii) Stock Purchase Agreement, dated as of October 21, 1994, as amended by Amendment to Stock Purchase Agreement, dated November 10, 1994, Amendment No. 2 to Stock Purchase Agreement, dated May 10, 1996, and by the First Amendment Agreement (as so amended, the "Stock Purchase Agreement"), by and among the Company and Austin Ventures; (iii) Amended and Restated Shareholders Agreement, dated as of May 10, 1996, as amended by the First Amendment Agreement (as so amended, the "Shareholders Agreement"), by and among the Company, Austin Ventures, CRL II, James R. Hull ("Hull") and Robert N. Sherman ("Sherman"); (iv) Amended and Restated Registration Agreement, dated as of May 10, 1996, as amended by the First Amendment Agreement (as so amended, the "Registration Agreement"), among the Company, CRL II and Austin Ventures; (v) Amended and Restated Co-Sale Agreement, dated as of May 10, 1996, as amended by the First Amendment Agreement (as so amended, the "Hull Co-Sale Agreement"), among the Company, CRL II, Austin Ventures and Hull; (vi) Amended and Restated Co-Sale Agreement, dated May 10, 1996, as amended by the First Amendment Agreement (as so amended, the "Sherman Co-Sale Agreement") among the Company, CRL II, Austin Ventures and Sherman; and
(vii) Amended and Restated Affiliate Registration Agreement, dated May 10, 1996, as amended by the First Amendment Agreement (as so amended, the "Affiliate Registration Agreement"), between the Company and Hull;

     WHEREAS, the Company, CRL II and Austin Ventures have previously entered into a Senior Subordinated Note and Warrant Purchase Agreement, dated as of May 10, 1996, as supplemented and modified by the Senior Subordinated Note and Warrant Purchase Agreement dated as of November 22, 1996 (the "Original Note Agreement"), pursuant to which the Company issued and sold to CRL II and Austin Ventures (i) 12.0% Senior Subordinated Notes, due June 30, 2003, in the original aggregate principal amount of$ 10,000,000 and (ii) Common Stock Purchase Warrants for the purchase (subject to adjustment as provided therein) of an aggregate of 467,201 shares of the Company's Class A Common Stock, $.0l par value per share;

     WHEREAS, as a supplement to the Original Note Agreement, the Company desires to enter into a new Senior Subordinated Note and Warrant Purchase Agreement dated as of the date

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hereof (the "New Note and Warrant Agreement") with CRL II and Austin Ventures, pursuant to which the Company will issue and sell to CRL 11(i) an additional 12.0% Senior Subordinated Note, due June 30, 2003, in the original aggregate principal amount of $2,000,000 (the "Additional Note") and (ii) additional Common Stock Purchase Warrants (the "Additional Warrants") for the purchase (subject to adjustment as provided therein) of up to an aggregate of 102,556 shares (the "Additional Warrant Shares") of the Company's Class A Common Stock, $.01 par value per share;

     WHEREAS, the Company desires to enter into a Series B Preferred Stock and Warrant Purchase Agreement dated as of the date hereof (the `Preferred Purchase Agreement") with CRL II and Austin Ventures V, L.P. ("Austin V"), pursuant to which the Company will issue and sell to CRL II and Austin V (i) an aggregate of 5,000,000 shares of the Company's Series B Preferred Stock, $.0l par value per share (the "Series B Stock"), and (ii) Common Stock Purchase Warrants (the "Preferred Warrants") for the purchase (subject to adjustment as provided therein) of up to an aggregate of 961,700 shares of the Company's Class A Common Stock, $.01 par value per share (the "Preferred Warrant Shares"); and

     WHEREAS, as a result of the transactions contemplated by the New Note and Warrant Agreement and the Preferred Purchase Agreement, the parties hereto desire to amend the Existing Agreements.

     NOW THEREFORE, in consideration of the premises and the agreements herein contained, and intending to be bound hereby, the parties hereby agree as follows:

     1. Addition of Austin V as a party to certain of the Existing Agreements. The parties to this Agreement hereby consent to and approve of the addition of Austin V as a party to the Preferred Subordination Agreement, the Shareholders Agreement, the Registration Agreement, the Hull Co-Sale Agreement and the Sherman Co-Sale Agreement, and acknowledge and agree that Austin V shall be bound by all of the terms and conditions of such agreements, as amended hereby and as from time to time in effect, and that such terms and conditions shall inure to the benefit of Austin V.

     2. Amendments to Existing Agreements.

          (a) That all references to the term "Notes" in the Preferred Subordination Agreement and the Stock Purchase Agreement shall be deemed to include the Additional Note (as such term is defined herein).

          (b) That all references to the term "Warrants" in the Shareholders Agreement, the Registration Agreement, the Hull Co-Sale Agreement, the Sherman Co-Sale Agreement and the Affiliate Registration Agreement shall be deemed to include the Additional Warrants and the Preferred Warrants (as such terms are defined herein).

          (c) That all references to the term "Mezzanine Warrants" in the Stock Purchase Agreement shall be deemed to include the Additional Warrants and the Preferred Warrants (as such terms are defined herein).

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          (d) That all references to the term "Warrant Shares" in the
Shareholders Agreement, the Registration Agreement, the Hull Co-Sale Agreement, the Sherman Co-Sale Agreement and the Affiliate Registration Agreement shall be deemed to include the Additional Warrant Shares and the Preferred Warrant Shares (as such terms are defined herein).

          (e) That all references to the term "Mezzanine Warrant Shares" in the Stock Purchase Agreement shall be deemed to include the Additional Warrant Shares and the Preferred Warrant Shares (as such terms are defined herein).

          (f) That all references to the term "Note Agreement" in the Stock Purchase Agreement, the Shareholders Agreement, the Registration Agreement, the Hull Co-Sale Agreement, the Sherman Co-Sale Agreement and the Affiliate Registration Agreement shall, as applicable, be deemed to include the New Note and Warrant Agreement (as such term is defined herein).

          (g) That all references to the term "Purchase Agreement" in the Preferred Subordination Agreement shall, as applicable, be deemed to include the New Note and Warrant Agreement (as such term is defined herein).

          (h) That all references to the term "Purchase Agreement" in the Shareholders Agreement, the Registration Agreement, the Hull Co-Sale Agreement, the Sherman Co-Sale Agreement and the Affiliate Registration Agreement shall be deemed to mean and include the Stock Purchase Agreement as amended by and through the date hereof (as such term is defined herein).

          (i) That all references to the term "Preferred Stock" in the Preferred Stock Subordination Agreement and the Shareholders Agreement shall be deemed to include the Series B Stock (as such term is defined herein); provided, however, that the term "Preferred Stock" in the Shareholders Agreement shall not be deemed to include the Series B Stock (as such term is defined herein) for purposes of the Recitals and part 3 of the Shareholders Agreement.

          (j) That all references to the terms "Purchasers" and "Austin Ventures" in the Shareholders Agreement shall be deemed to include Austin V (as such term is defined herein); provided, however, that the term "Purchasers" in the Shareholders Agreement shall not be deemed to include Austin V (as such term is defined herein) for purposes of the Recitals ~f the Shareholders Agreement.

          (k) That paragraph 4K of the Shareholders Agreement is hereby deleted in its entirety and replaced with the following:

               "4K. Exception for Pledge. The parties acknowledge that pursuant to the terms of an Amended and Restated Pledge Agreement, dated as of May _____, 1997. (the "Pledge Agreement"), by and between Austin Ventures Ill-A, L.P., Austin Ventures Ill-B, L.P., Austin Ventures V, L.P., Capital Resource Lenders II, L.P. and James R. Hull, individually, Robert Sherman, individually, Michael Gregory, individually, Michael Meyers, individually and Stephen Hedrick, individually (collectively, the "Pledgors") and State Street Bank and Trust Company (the "Secured Party"), CJBC Inc., Heller Financial, Inc. and

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          BankBoston, N.A. (collectively, the "Lenders") certain securities of the Company, as identified on Schedule I to the Pledge Agreement (the "Pledged Securities"), have been pledged by the Pledgors to the Secured Party for the benefit of the Lenders. The parties hereto acknowledge and consent to such pledge of the Pledged Securities and, notwithstanding any provision in this Agreement to the contrary, hereby agree that any purchaser of such Pledged Securities, including the Lenders, which acquire the Pledged Securities pursuant to the terms of the Pledge Agreement shall take the Pledged Securities free and clear of all terms of this Agreement and neither such persons nor such Pledged Securities shall thereafter be subject to any term or condition of this Agreement."

          (l) That subparagraph 1(c) of the Registration Agreement is hereby deleted in its entirety and replaced with the following:

               "(c) Registrations on Forms S-2. S-3. Following its initial public offering of securities under the Securities Act, the Company shall use its commercially reasonable best efforts to qualify for registration on Forms S-2 or S3 or any comparable or successor form or forms. After the Company has qualified for the use of Forms S-2 or S-3 or any comparable or successor form or forms, in addition to the rights contained in the paragraphs 1(a) and (b), each of (i) the holders of at least 25% of the Underlying Common Stock and (ii) the holders of at least 30% of the Common Stock issued and issuable upon exercise of the Warrants shall have the right at any time and from time to time to request registrations on Forms S-2 or S-3 or any comparable or successor form or forms; provided, that the Company shall not be obligated to effect more than two Registrations on Form S-2 or S-3 or any comparable or successor form or forms during any twelve-month period. Such requests shall be in writing and shall state the number of shares of Underlying Common Stock or Warrant Shares, as applicable, proposed to be disposed of and the intended method of distribution of such shares by such holder or holders."

     3. Miscellaneous.

          (a) Effect. Except as amended hereby, the Existing Agreements shall remain in full force and effect.

          (b) Descriptive Headings. The descriptive headings in this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (c) Governing Law. The construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Texas without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

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          (d) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

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     IN WITNESS WHEREOF, this Second Amendment Agreement has been executed by the parties hereto as of the day and year first above set forth.

                                           COMPANY:

                                           MONITRONICS INTERNATIONAL, INC.


                                           By: /s/ James R. Hull
                                               ---------------------------------
                                               James R. Hull,
                                               President


                                           SECURITY HOLDERS:

                                           AUSTIN VENTURES III-A, L.P.


                                           By: AV Partners III, L.P.,
                                               Its General Partner


                                           By: /s/ Blaine F. Wesner
                                               ---------------------------------
                                               Blaine F. Wesner,
                                               Authorized Signatory


                                           AUSTIN VENTURES III-B, L.P.


                                           By: AV Partners III, L.P.,
                                               Its General Partner


                                           By: /s/ Blaine F. Wesner
                                               ---------------------------------
                                               Blaine F. Wesner,
                                               Authorized Signatory


                                           AUSTIN VENTURES V, L.P.


                                           By: AV Partners V, L.P.,
                                               Its General Partner


                                           By: /s/ Blaine F. Wesner
                                               ---------------------------------
                                               Blaine F. Wesner,
                                               General Partner

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                                           CAPITAL RESOURCE LENDERS II, L.P.


                                           By Capital Resource Partners II, L.P.
                                           Its General Partner


                                           By: /s/ Fred C. Danforth
                                               ---------------------------------
                                               General Partner


                                           /s/ James R. Hull
                                           -------------------------------------
                                           James R. Hull


                                           /s/ Robert N. Sherman
                                           -------------------------------------
                                           Robert N. Sherman